EXHIBIT 10.4
EXECUTION COPY
FIRST AMENDMENT AGREEMENT
     This First Amendment Agreement (this “Agreement”) is entered into as of March 11, 2009, by and among Lehman Commercial Paper Inc., a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (as defined below) (the “Exiting Lender”), the Lenders party hereto, Citibank, N.A., in its capacity as the Administrative Agent under the Credit Agreement referred to below, Time Warner Inc. (“Time Warner”) and Time Warner International Finance Limited (together with Time Warner, the “Borrowers”). Defined terms in the Credit Agreement referred to below have the same meanings where used herein, unless otherwise defined.
RECITALS
     WHEREAS, the Borrowers, the Administrative Agent, the Lenders party thereto (including the Exiting Lender) and certain other parties thereto have entered into the Amended and Restated Credit Agreement dated as of July 8, 2002, as amended and restated as of February 17, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
     WHEREAS, on October 5, 2008, the Exiting Lender commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and on such date, pursuant to section 362(a) of the Bankruptcy Code, an automatic stay went into effect that prohibits actions to interfere with, or obtain possession or control of, the Exiting Lender’s property or to collect or recover from the Exiting Lender any debts or claims that arose before such date;
     WHEREAS, the Borrowers and the Exiting Lender have agreed to terminate the Exiting Lender’s Commitment and have requested that the Administrative Agent and the other Lenders agree to certain amendments to the Credit Agreement in connection therewith; and
     WHEREAS, the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, have agreed to such termination and such requested amendments, subject to the terms and conditions of this Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
     1. Commitment Termination; Related Adjustments.
     (a) Notwithstanding anything to the contrary in Section 2.08 of the Credit Agreement, on the First Amendment Effective Date (as defined below) the Commitment of the Exiting Lender, whether used or unused, shall be reduced to zero ($0.00) (the “Commitment Termination”), without any increase or decrease in the Commitment (or, if applicable, the Yen Commitment) of any other Lender and without any obligation on the part of the Borrowers to prepay, in connection therewith, the Specified Lehman Loans (as defined below). From and after the First Amendment Effective Date, the Exiting Lender shall have no further obligation to fund any amount or extend any credit under the Credit Documents.
     (b) Immediately following the Commitment Termination, (i) the Applicable Percentage of the Exiting Lender shall automatically be reduced to zero percent (0%), and the Applicable Percentage of each other Lender shall automatically be increased ratably such that the sum of the Applicable Percentages of Lenders other than the Exiting Lender shall total one hundred percent (100%) and (ii) the Yen Exposure, the LC Exposure and the Swingline Exposure of the Exiting Lender shall automatically be reduced to zero ($0.00), and the Yen Exposure, the LC Exposure and the Swingline Exposure of each other Lender shall automatically be increased to give effect to the increase in the Applicable Percentage of such Lender.
     (c) Revolving Loans of the Exiting Lender outstanding on the First Amendment Effective Date (such Revolving Loans, whether held by the Exiting Lender or any assignee thereof, being referred to as the “Specified Lehman Loans”) shall, notwithstanding the Commitment Termination, continue to constitute “Revolving Loans” and “Loans” that are part of one or more applicable “Borrowings” for all purposes of the Credit Agreement and the Guarantee, and shall be due and payable, and shall bear interest, as specified in the Credit Agreement; provided, however, that any portion of the Specified Lehman Loans that is repaid or prepaid, whether on account of any mandatory or voluntary prepayment or otherwise, may not be reborrowed. For the avoidance of doubt, any prepayment of a Revolving Borrowing made pursuant to the Credit Agreement shall be applied to the Specified Lehman Loans included therein, if any, ratably.
     (d) For purposes of Sections 2.01(a), 2.01(b), 2.04(a), 2.05(b), 2.08(a) and 2.19, the total Revolving Credit Exposures shall be determined without giving regard to the outstanding principal amount of the Specified Lehman Loans.
     2. Concerning Fees.
     (a) The Exiting Lender shall be entitled to the Facility Fee, the Utilization Fee and the Letter of Credit Fee accrued for its account through but excluding the First Amendment Effective Date, which fees shall be payable to the Exiting Lender as provided in the Credit Agreement.
     (b) Notwithstanding anything to the contrary in the Credit Agreement, from and after the First Amendment Effective Date the Exiting Lender shall not be entitled to any Utilization Fee.
     (c) For the avoidance of doubt, (i) the Exiting Lender, and any assignee thereof that shall hold any Specified Lehman Loans, shall be entitled to the Facility Fee in respect of its Revolving Credit Exposure consisting of the outstanding principal amount of such Specified Lehman Loans as provided in Section 2.11(a) of the Credit Agreement and (ii) from and after the First Amendment Effective Date, the Exiting Lender shall not be entitled to any Letter of Credit Fee.
     3. Certain Other Amendments.
     (a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:
     “First Amendment Agreement” means the First Amendment Agreement dated as of March 11, 2009, by and among Lehman Commercial Paper Inc., a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, the Borrowers, the Administrative Agent and the other Lenders party thereto.

     “Specified Lehman Loans” has the meaning set forth in the First Amendment Agreement.
     (b) Section 9.04(c) of the Credit Agreement is hereby amended to revise the first sentence thereof in its entirety as follows:
“The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans (identifying whether any such Loans are Specified Lehman Loans) and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).”
     4. Certain Confirmations and Agreements.
     (a) The parties hereto hereby confirm that the Exiting Lender and, where applicable, its Related Parties shall continue to be entitled to the benefits of Section 2.14 (Increased Costs), Section 2.15 (Break Funding Payments), Section 2.16 (Taxes) and Section 9.03 (Expenses; Indemnity; Damage Waiver) of the Credit Agreement in accordance with the terms thereof. The parties hereto further confirm that, for purposes of the definition of the term “Required Lenders”, neither the Exiting Lender, nor any assignee thereof, shall be deemed to have a Commitment solely as a result of holding any Specified Lehman Loans.
     (b) The Exiting Lender hereby agrees that, following the Commitment Termination, it shall not acquire any Commitment under the Credit Agreement without the prior written consent of Time Warner and the Administrative Agent.
     (c) The parties hereto hereby confirm that the Exiting Lender shall be entitled to assign its Revolving Loans in accordance with Section 9.04 (Successors and Assigns) of the Credit Agreement without any reinstatement of its Commitment.
     5. Representations and Warranties.
     (a) The Exiting Lender hereby represents and warrants that it is legally authorized to enter into this Agreement, and this Agreement has been duly executed and delivered by the Exiting Lender and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
     (b) Each of the Borrowers hereby represents and warrants that (i) it is legally authorized to enter into this Agreement, and this Agreement has been duly executed and delivered by such Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, (ii) as of the date hereof, no Default or Event of Default has occurred and is continuing and (iii) the representations and warranties set forth in Article III of the Credit Agreement (other than those set forth in Sections 3.04(c), 3.06 and 3.10) and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

     6. Conditions Precedent to Effectiveness. This Agreement shall become effective as of the date set forth above (the “First Amendment Effective Date”) on the date on which:
     (a) the Administrative Agent (or its counsel) shall have received (i) a counterpart of this Agreement signed on behalf of the Exiting Lender, each of the Borrowers and the Lenders (other than the Exiting Lender) representing at least the Required Lenders or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that each such party has signed a counterpart of this Agreement; and
     (b) the Exiting Lender shall have received from the Borrowers payment, free and clear of any recoupment or set-off, in immediately available funds, of all out-of-pocket costs and expenses (including reasonable fees, charges and other disbursements of counsel) incurred by the Exiting Lender in connection with this Agreement, to the extent such costs and expenses have been invoiced at least two Business Days prior to the First Amendment Effective Date.
     7. Costs and Expenses. The Borrowers shall reimburse the Exiting Lender for all reasonable out-of-pocket costs and expenses incurred by the Exiting Lender in connection with any actions taken by it pursuant to this Agreement.
     8. Release. Each of the Borrowers hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against the Exiting Lender (in its capacity as a Lender) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Parties” and each individually, a “Released Party”) to the extent arising out of or in connection with the Credit Documents, including, without limitation, any failure to fund any amounts thereunder (collectively, the “Claims”). Each of the Borrowers further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Credit Documents. Each of the Released Parties shall be a third party beneficiary of this Agreement.
     9. Effect of Agreement. The parties hereto acknowledge that the Exiting Lender shall have no obligation to provide any further financial accommodations to or for the benefit of the Borrowers or any of their Affiliates pursuant to the Credit Documents.
     10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Exiting Lender, the Lenders and the Borrowers.
     11. Limitation. Each party hereto hereby agrees that this Agreement (a) does not impose on the Exiting Lender affirmative obligations or indemnities not already existing as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to administrative expense claims, and (b) is not inconsistent with the terms of the Credit Agreement.
     12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.
     13. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     14. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
     15. Interpretation. This Agreement shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.
     16. Governing Law; Jurisdiction; Consent to Service of Process.
     (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
     (b) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     (c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 16. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER, INC., as Exiting Lender
By:	/s/ Ahuva Schwager
	Name:	Ahuva Schwager
	Title:	Authorized Signatory

TIME WARNER INC., as Borrower
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

Executed and Delivered as a Deed by: TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower, acting by two directors
By:	/s/ Stephen N. Kapner
	Name:	Stephen N. Kapner
	Title:	Director

By:	/s/ Tracey Waring-Mundy
	Name:	Tracey Waring-Mundy
	Title:	Director

CITIBANK, N.A., as Administrative Agent and a Lender
By:	/s/ Carolyn Kee
	Name:	Carolyn Kee
	Title:	Vice President

By:	/s/ Carolyn Kee
	Name:	Carolyn Kee
	Title:	Vice President

J.P. Morgan Chase Bank, N.A. as Lender
By:	/s/ Tina L. Ruyter
	Name:	Tina L. Ruyter
	Title:	Vice President

Bank of America, N.A., as Lender
By:	/s/ Todd Shipley
	Name:	Todd Shipley
	Title:	Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Lender
By:	/s/ Jose Carlos
	Name:	Jose Carlos
	Title:	Authorized Signatory

BNP Paribas, as Lender
By:	/s/ Nuala Marley
	Name:	Nuala Marley
	Title:	Managing Director

By:	/s/ Maria Bliznakova
	Name:	Maria Bliznakova
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH as Co-Documentation Agent and as a Lender
By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

By:	/s/ Oliver Schwarz
	Name:	Oliver Schwarz
	Title:	Director

BARCLAYS BANK PLC as Lender
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

Calyon New York Branch, as Lender
By:	/s/ Pria Vrat
	Name:	Pria Vrat
	Title:	Director

By:	/s/ Mischa Zabotin
	Name:	Mischa Zabotin
	Title:	Managing Director

HSBC Bank USA, National Association as Lender
By:	/s/ Thomas T. Rogers
	Name:	Thomas T. Rogers
	Title:	Senior Vice President

The Royal Bank of Scotland plc, as Lender
By:	/s/ Vincent Fitzgerald
	Name:	Vincent Fitzgerald
	Title:	Managing Director

Sumitomo Mitsui Banking Corporation, as Lender
By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

Wachovia Bank N.A., as Lender
By:	/s/ Joe Mynatt
	Name:	Joe Mynatt
	Title:	Director

ABN AMRO Bank N.V., as Lender
By:	/s/ David Carrington
	Name:	David Carrington
	Title:	Director

By:	/s/ Suneel Gill
	Name:	Suneel Gill
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

Dresdner Bank AG New York Branch, as Lender
By:	/s/ Brian Smith
	Name:	Brian Smith
	Title:	Managing Director

By:	/s/ Mark McGuigan
	Name:	Mark McGuigan
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as Lender
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

THE BANK OF NEW YORK MELLON, as Lender
By:	/s/ Thomas J. Tarasovich, Jr.
	Name:	Thomas J. Tarasovich, Jr.
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as Lender
By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

Fortis Bank SA/NV, New York Branch, as Lender
By:	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director & Group Head

By:	/s/ John Sullivan
	Name:	John Sullivan
	Title:	Managing Director

MORGAN STANLEY BANK, N.A., as Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

MERRILL LYNCH BANK USA, as Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

Lloyds TSB Bank plc, as Lender
By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	Director, Corporate Banking – USA

By:	/s/ Windsor Davies
	Name:	Windsor Davies
	Title:	Managing Director, Corporate Banking – USA

William Street Credit Corporation, as Lender
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice President

Svenska Handelsbanken (publ) as Lender
By:	/s/ Mats Eriksson
	Name:	Mats Eriksson
	Title:	Vice President

By:	/s/ Richard Johnson
	Name:	Richard Johnson
	Title:	Senior Vice President

Australia and New Zealand Banking Group Limited, as Lender
By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Deputy General Manager Head of Operations and Infrastructure

GOLDMAN SACHS CREDIT PARTNERS, L.P., as Lender
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory